                                                                     EXHIBIT 1.1

                            COOPER INDUSTRIES, INC.

          15,000,000 DECS(SM) (DEBT EXCHANGEABLE FOR COMMON STOCK(SM))

                  % Exchangeable Notes Due             , 1998
               (Subject to Exchange into Shares of Common Stock,
              Par Value $1.00 Per Share, of Wyman-Gordon Company)

                             UNDERWRITING AGREEMENT


                                                              New York, New York
                                                                December  , 1995

SALOMON BROTHERS INC
MERRILL LYNCH & CO.
SCHRODER WERTHEIM & CO. INCORPORATED
  As Representatives for each of the several
  Underwriters named in Schedule 1 hereto
c/o SALOMON BROTHERS INC
Seven World Trade Center
New York, New York 10048

Dear Sirs:

                 Cooper Industries, Inc., an Ohio corporation ("Cooper"), proposes to sell to the Underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate amount of 15,000,000 DECS (Debt Exchangeable for
Common Stock) consisting of its     % Exchangeable Notes Due
          , 1998 (referred to herein as the "Firm DECS"), which are registered under the registration statement referred to in Section 2 of this Agreement.
The DECS are to be issued under an indenture dated as of December   , 1995, as
supplemented by a First Supplemental Indenture dated as of December   , 1995
between Cooper and Texas Commerce Bank National Association, as trustee (the "Trustee") (as supplemented from time to time, the "Indenture"). In addition, the Underwriters will have an option to purchase from Cooper up to an additional 1,500,000 DECS on the terms and for the purposes set forth in
Section 3 of this Agreement (the "Option DECS"). The Firm DECS and the Option DECS, if purchased, are hereinafter collectively referred to as the "DECS".

                 In connection with the foregoing and pursuant to the Investment Agreement dated as of January 10, 1994,
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                                                                             2

between Cooper and Wyman-Gordon Company (the "Investment Agreement"), Wyman-Gordon Company, a Massachusetts corporation ("WGC"), has filed with the Securities and Exchange Commission (the "Commission") a registration statement with respect to 16,500,000 shares of the common stock of WGC, par value $1.00 per share (the "WGC Common Stock"), for sale by Cooper as a selling stockholder (to the extent it shall so elect to deliver WGC Common Stock to holders of the DECS at maturity thereof pursuant to the terms of the DECS), which registration statement is referred to in Section 1 of this Agreement.


                 1. Representations, Warranties and Agreements of Wyman-Gordon Company. WGC makes the following representations, warranties and agreements for the benefit of the Underwriters and Cooper:

                 (a) WGC meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"). A registration statement on Form S-3, including a preliminary prospectus, relating to the WGC Common Stock has (i) been prepared by WGC in conformity with the requirements of the Securities Act and the rules and regulations (the "Rules and Regulations") of the Commission thereunder and (ii) been filed with the Commission and become effective under the Securities Act. Such registration statement and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement; any such amendment to the registration statement was so prepared and filed and any such amendment has become effective. Copies of such registration statement and prospectus, any such amendment or supplement and all documents incorporated by reference therein which were filed with the Commission on or prior to the date of this Agreement (including a complete conformed copy of the registration statement and of each amendment thereto for counsel for the Underwriters) have been delivered by WGC to the Representatives and to Cooper and its counsel.  Such registration statement and prospectus, as amended or supplemented, together with any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations relating to the offering covered by the initial WGC registration statement (file number 33-63459) (a "Rule 462(b) WGC Registration Statement") are herein referred to as the "WGC Registration Statement" and the "WGC Prospectus". As used in this Agreement, "Effective Time" with respect
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                                                                               3


         to the WGC Registration Statement means each date and time as of which the WGC Registration Statement, the most recent post-effective amendment thereto, if any, and any Rule 462(b) WGC Registration Statement was declared effective by the Commission; "Effective Date" with respect to the WGC Registration Statement means the date of the Effective Time; "Preliminary WGC Prospectus" means such prospectus included in the WGC Registration Statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by WGC with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "WGC Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6(a) of this Agreement and deemed to be a part of such registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations and including any Rule 462(b) WGC Registration Statement; and "WGC Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations and attached as Appendix A to the CBE Prospectus (as hereinafter defined). Any reference herein to the WGC Registration Statement, any Preliminary WGC Prospectus or the WGC Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed with the Commission on or prior to the date of this Agreement and any reference to the terms "amend", "amendment" or "supplement" with respect to the WGC Registration Statement, any Preliminary WGC Prospectus or the WGC Prospectus shall be deemed to refer to and include the filing of any document with the Commission deemed to be incorporated by reference therein after the date of this Agreement. WGC has not been advised that or obtained knowledge that the Commission has issued any order preventing or suspending the use of any Preliminary WGC Prospectus.

                 (b) The WGC Registration Statement conforms, and the WGC Prospectus and any further amendments or supplements thereto will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do
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         not and will not, as of the applicable Effective Date (as to the WGC
         Registration Statement and any amendment thereto) and as of the applicable filing date (as to the WGC Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to (i) information contained in or omitted from the WGC Registration Statement or the WGC Prospectus in reliance upon and in conformity with written information furnished to WGC through the Representatives by or on behalf of any Underwriter specifically for inclusion therein and (ii) information contained in or omitted from the WGC Prospectus in reliance upon and in conformity with the information furnished to WGC by Cooper in writing specifically for inclusion therein.

                 (c) The documents incorporated by reference in the WGC Registration Statement or the WGC Prospectus, when they were filed with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), conformed, and any documents so filed and incorporated by reference after the date of this Agreement and on or before the First Delivery Date (as hereinafter defined) will, when they are filed with the Commission, conform, in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

                 (d) WGC and each of Wyman-Gordon Forgings, Inc., a Delaware corporation, Wyman-Gordon Limited, an English corporation; Wyman-Gordon Investment Castings, Inc., a Delaware corporation; Precision Founders, Inc., a California corporation; Wyman-Gordon Composite Technologies, Inc., a California corporation; and Scaled Composites, Inc., a California corporation (each a "WGC Subsidiary" and collectively the "WGC Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and in which the failure to so qualify would or could reasonably be expected to have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of WGC and its subsidiaries as a whole, and have the corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged in the manner in which they are currently being conducted; and none of the subsidiaries of WGC, other than the WGC Subsidiaries, is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.

                 (e) WGC has an authorized capitalization as set forth in the WGC Prospectus, and all of the issued shares of capital stock of WGC have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the WGC Prospectus; and all of the issued shares of capital stock of each WGC Subsidiary have been duly and validly authorized and issued (except for directors' qualifying shares and except that WGC owns approximately 88% of Wyman-Gordon Composite Technologies, Inc., which, in turn, owns 100% of the outstanding capital stock of Scaled Composites, Inc.) and are fully paid, nonassessable and are owned directly or indirectly by WGC, free and clear of all liens, encumbrances, equities or claims.

                 (f) This Agreement has been duly authorized, executed and delivered by WGC.

                 (g) The execution, delivery and performance of this Agreement by WGC and the consummation by WGC of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which WGC or any of its subsidiaries is a party or by which WGC or any of its subsidiaries is bound or to which any of the property or assets of WGC or any of its subsidiaries is subject which would individually or in the aggregate have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of WGC and its subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the charter or by-laws of WGC or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental

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         agency or body having jurisdiction over WGC or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body, is required for the execution, delivery and performance of this Agreement and the consummation by WGC of the transactions contemplated hereby, except as have been obtained under the Securities Act and the Exchange Act and such as may be required under applicable state securities laws and such other approvals as have been duly obtained or made and are in full force and effect.

                 (h) Except for the Investment Agreement, there are no contracts, agreements or understandings between WGC and any person granting such person the right to require WGC to file a registration statement under the Securities Act with respect to any securities of WGC owned or to be owned by such person or to require WGC to include such securities in the securities registered pursuant to the WGC Registration Statement or in any securities being registered pursuant to any other registration statement filed by WGC under the Securities Act.

                 (i) Neither WGC nor any of its subsidiaries has sustained, since the date of the latest financial statements included in the WGC Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would or could reasonably be expected to have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of WGC and its subsidiaries as a whole; and, since such date, there has not been any change in the capital stock or long-term debt of WGC or any of its subsidiaries (otherwise than as set forth or contemplated in the WGC Prospectus) or any material adverse change in or affecting, or any adverse development which materially affects, the business, properties, financial position, stockholders' equity or results of operations of WGC and its subsidiaries as a whole, otherwise than as set forth or contemplated in the WGC Prospectus.

                 (j) The audited financial statements (including the related notes and supporting schedules) filed as part of the WGC Registration Statement or included in the WGC Prospectus present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein. The unaudited financial statements of WGC included in the WGC Prospectus and the WGC Registration Statement and the related notes and supporting schedules are, in all material respects accurately presented and prepared on a basis consistent with WGC's audited financial statements and the books and records of WGC, subject to normally recurring changes resulting from year-end audit adjustments, and have been prepared in accordance with the instructions to Form 10-Q under the Exchange Act.

                 (k) Except as described in the WGC Prospectus, there are no legal or governmental proceedings pending to which WGC or any of its subsidiaries is a party or of which any property of WGC or any of the WGC Subsidiaries is the subject which, if determined adversely to WGC or any of its subsidiaries, would or could reasonably be expected to have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of WGC and the WGC Subsidiaries taken as a whole; and to the actual knowledge of WGC, no such proceedings are threatened by governmental authorities or by others.

                 (l) There are no contracts or other documents which are required to be filed as exhibits to the WGC Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed as exhibits to the WGC Registration Statement.

                 (m) Except as described in the WGC Prospectus since the date as of which information is given in the WGC Prospectus, WGC has not
         (i) issued or granted any rights to acquire any securities (other than grants of stock options to directors or employees in the ordinary course) or (ii) declared or paid any dividend on its capital stock.

                 (n) WGC is not in violation of its charter or by-laws, and no WGC Subsidiary is in violation of any material provision of its charter or by-laws.

                 (o) Neither WGC nor any of its subsidiaries (i) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (ii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except, in the case of clauses (i) and
         (ii), for those defaults, violations or failures which, either individually or in the aggregate, would not or could not reasonably be expected to have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of WGC and its subsidiaries taken as a whole.

                 (p) The WGC Common Stock has been approved for listing on The Nasdaq Stock Market's National Market ("Nasdaq").

                 (q) WGC is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the Investment Company Act of 1940.

                 (r) WGC has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the shares of WGC Common Stock to facilitate the sale or resale of the DECS.

                 2. Representations, Warranties and Agreements of Cooper Industries, Inc. Cooper represents, warrants and agrees that:

                 (a) A registration statement on Form S-3, including a preliminary prospectus, relating to the DECS has (i) been prepared by Cooper in conformity with the requirements of the Securities Act, the Rules and Regulations thereunder and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and (ii) been filed with the Commission and become effective under the Securities Act. Such registration statement and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement; any such amendment to the registration statement was so prepared and filed and any such amendment has become effective. Copies of such registration statement and prospectus, any such amendment or supplement and all documents incorporated by reference therein which were filed with the Commission on or prior to the date of this Agreement (including one complete conformed copy of the registration statement and of each amendment thereto for counsel for the Underwriters) have been delivered to the Representatives and WGC and its counsel. Such registration statement and prospectus, as amended or supplemented, together with any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations relating to the offering covered by the initial Cooper registration statement (file number 33-63457) (a "Rule 462(b) Cooper Registration Statement"), are herein referred to as the "CBE Registration Statement" and the "CBE Prospectus". As used in this Agreement, "Effective Time" with respect to the CBE Registration Statement means each date and time as of which the CBE Registration Statement, the most recent post-effective amendment thereto, if any, and any Rule 462(b) Cooper Registration Statement was declared effective by the Commission; "Effective Date" with respect to the CBE Registration Statement means the date of the Effective Time; "Preliminary CBE Prospectus" means such prospectus included in the CBE Registration Statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by Cooper, with the consent of the Representatives in accordance with Section 7 of this Agreement, pursuant to Rule 424(a) of the Rules and Regulations; "CBE Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 7(a) of this Agreement and deemed to be a part of such registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations and including any Rule 462(b) Cooper Registration Statement; and "CBE Prospectus" means such final prospectus, as first filed with the Commission as part of the CBE Registration Statement pursuant to paragraph (1) or
         (4) of

         Rule 424(b) of the Rules and Regulations. Any reference herein to the CBE Registration Statement, any Preliminary CBE Prospectus or the CBE Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed with the Commission on or prior to the date of this Agreement and any reference to the terms "amend", "amendment" or "supplement" with respect to the CBE Registration Statement, any Preliminary CBE Prospectus or the CBE Prospectus shall be deemed to refer to and include the filing of any document with the Commission deemed to be incorporated by reference therein after the date of this Agreement. Cooper has not been advised that or obtained knowledge that the Commission has issued any order preventing or suspending the use of any Preliminary CBE Prospectus.

                 (b) The CBE Registration Statement conforms, and the CBE Prospectus and any further amendments or supplements thereto will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act, the Rules and Regulations thereunder and the Trust Indenture Act and do not and will not, as of the applicable effective date (as to the CBE Registration Statement and any amendment thereto) and as of the applicable filing date (as to the CBE Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to (i) information contained in or omitted from the CBE Registration Statement or the CBE Prospectus in reliance upon and in conformity with written information furnished to Cooper through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, (ii) information contained in or omitted from the WGC Prospectus (attached as Appendix A to the CBE Prospectus), other than information furnished to WGC by Cooper in writing specifically for inclusion therein and (iii) that part of the CBE Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee.

                 (c) The documents incorporated by reference in the CBE Registration Statement or the CBE Prospectus

         (excluding the WGC Prospectus included as Appendix A thereto), when they became effective or were filed with the Commission, as the case may be, under the Exchange Act conformed, and any documents so filed and incorporated by reference after the date of this Agreement and on or before the First Delivery Date will, when they are filed with the Commission, conform, in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

                 (d) The audited consolidated financial statements of Cooper and its consolidated subsidiaries incorporated by reference in the CBE Registration Statement and the CBE Prospectus present fairly, in all material respects the consolidated financial position of Cooper and its consolidated subsidiaries as of the dates indicated and the consolidated results of its operations and its cash flows for the periods therein specified; and said financial statements have been prepared in accordance with generally accepted principles of accounting, applied on a consistent basis throughout the periods involved. The unaudited consolidated financial statements of Cooper incorporated by reference in the CBE Prospectus and the CBE Registration Statement and the related notes present fairly, subject to normal recurring adjustments, the financial information included therein and comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                 (e) Cooper and each of its Principal Subsidiaries (as defined in paragraph (g) below) have been duly incorporated, are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification (except where the failure so to qualify would not be material to Cooper and its subsidiaries taken as a whole), and have the corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged in the manner in which they are currently being conducted.

                 (f) The Indenture and the DECS have been duly authorized; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture, when the First Supplemental Indenture is duly executed and delivered, and the DECS, when they are duly executed, authenticated, issued and delivered as contemplated hereby and by the Indenture, will constitute valid and legally binding obligations of Cooper enforceable against Cooper in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

                 (g) Neither Cooper nor any of Cooper (Great Britain) Ltd., Cooper Power Systems, Inc., Cooper Industries (Canada) Inc., McGraw-Edison Company or Champion Spark Plug Company (the "Principal Subsidiaries") is in violation of its corporate charter or by-laws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to Cooper and its subsidiaries taken as a whole.

                 (h) This Agreement has been duly authorized, executed and delivered by Cooper.

                 (i) Neither the issuance or sale of the DECS, nor the execution, delivery and performance of this Agreement and the Indenture by Cooper and the consummation by Cooper of any other transactions contemplated hereby will conflict with, or result in a breach or violation of, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of Cooper or any of its subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument to which Cooper or any of its subsidiaries is a party or by which it or its properties is bound, or result in a violation of the provisions of the corporate charter or by-laws of Cooper or any of its subsidiaries [or any order, rule or regulation (applicable to Cooper, any of its subsidiaries or any of their respective properties) of any court or governmental agency having jurisdiction over Cooper, any of its subsidiaries or their respective properties], the effect of any of which would be material to Cooper and its subsidiaries taken as a whole.

                 (j) Cooper has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of Cooper to facilitate the sale or resale of the DECS.

                 (k) Cooper beneficially owns, and, immediately prior to delivery to the holders of DECS in accordance with the terms of the Indenture, will own 16,500,000 shares of WGC Common Stock, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as may be imposed by the Investment Agreement.

                 3. Purchase of the DECS by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, Cooper hereby agrees to issue and sell 15,000,000 DECS, severally and not jointly, to the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of DECS set forth opposite that Underwriter's name on Schedule 1 hereto, at a
price of $[    ] per DECS.

                 In addition, Cooper grants to the Underwriters an option to
purchase up to an additional 1,500,000 DECS at a price of $[     ] per DECS.
Such option is granted solely for the purpose of covering over-allotments in the sale of DECS and is exercisable by the Underwriters as provided in Section 5 of this Agreement. Option DECS shall be purchased severally for the account of the Underwriters in proportion to the number of the Firm DECS set forth opposite the names of such Underwriters in Schedule 1 hereto.

                 Cooper shall not be obligated to deliver any of the DECS to be delivered on the First Delivery Date or the Second Delivery Date (as defined below), as the case may be, except upon payment for all the DECS to be purchased on such Delivery Date as provided herein.

                 4. Offering of DECS by the Underwriters. (a) Upon authorization by the Representatives of the release of the Firm DECS, the several Underwriters propose to offer the Firm DECS for sale upon the terms and conditions set forth in the CBE Prospectus.

                 5. Delivery of and Payment for the DECS. Delivery of and payment for the DECS shall be made at the office of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and Cooper. This date and time are sometimes referred to herein as the "First Delivery Date".
On the First Delivery Date, Cooper shall deliver or cause to be delivered certificates representing the DECS to the Representatives for the account of each Underwriter against payment by wire transfer of immediately available funds to Chase Manhattan Bank, New York, New York, for credit to the account of
Cooper Industries, Inc. account number              .  Time shall be of the
essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The DECS will be prepared in definitive form and in such authorized denominations and registered in such names as the Representatives may request in writing at least one full business day prior to the First Delivery Date and will be made available for checking and packaging at the office at which they are to be delivered on the First Delivery Date not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

                 At any time on or before the thirtieth day after the date of this Agreement, the option granted in Section 3 of this Agreement may be exercised by written notice being given to Cooper (with a copy to WGC) by the Representatives. Such notice shall set forth the aggregate amount of Option DECS as to which the option is being exercised, the names in which the Option DECS are to be registered, the denominations in which the Option DECS are to be issued and the date and time, as determined by the Representatives, when the Option DECS are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the third business day after the date on which the option shall have been exercised unless the Representatives and Cooper shall otherwise agree.
The date and time the Option DECS are delivered are sometimes referred to herein as the "Second Delivery Date", and the First Delivery Date and the Second Delivery Date are sometimes each referred to herein as a "Delivery Date".

                 Delivery of and payment for the Option DECS shall be made at the office of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York (or at such other place as shall be determined by agreement among the Representatives and Cooper), at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, Cooper shall deliver or cause to be delivered the certificates representing the Option DECS to the Representatives for the account of each Underwriter against payment by wire transfer of immediately available funds to Chase Manhattan Bank, New York, New York, for credit to the
account of Cooper Industries, Inc. account number              .  Time shall be
of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Option DECS will be prepared in definitive form and in such authorized denominations and registered in such names as the Representatives may require in the aforesaid written notice and will be made available for checking and packaging at the office at which they are to be delivered on the Second Delivery Date not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

                 6.  Further Agreements of WGC.  WGC agrees:

                 (a) To prepare the WGC Prospectus in a form approved by the Representatives and Cooper (which approval shall not be unreasonably withheld) and to file such WGC Prospectus pursuant to Rule 424(b) under the Securities Act not later than the close of business of the Commission on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the WGC Registration Statement or to the WGC Prospectus except as permitted herein (other than any document required to be filed under the Exchange Act which upon filing is deemed to be incorporated by reference therein); to furnish the Representatives and Cooper at or prior to the filing thereof a copy of any such document which upon filing is deemed to be incorporated by reference in the WGC Registration Statement or the WGC Prospectus; to advise the Representatives and Cooper, promptly after it receives notice thereof, of the time when the WGC Registration Statement, or any amendment thereto, or any Rule 462(b) WGC Registration Statement has been filed or becomes effective or any supplement to the WGC Prospectus or any amended WGC Prospectus has been filed and to furnish the Representatives and Cooper with copies thereof; to advise the

         Representatives and Cooper promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary WGC Prospectus or the WGC Prospectus, of the suspension of the qualification of the WGC Common Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the WGC Registration Statement or the WGC Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary WGC Prospectus or the WGC Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                 (b) To furnish promptly to each of the Underwriters, Cooper, counsel for the Underwriters and counsel to Cooper a conformed copy of the WGC Registration Statement as originally filed with the Commission, and each amendment thereto, and any Rule 462(b) WGC Registration Statement filed with the Commission, including all consents and exhibits filed therewith, and, so long as delivery of a prospectus by an Underwriter may be required by the Securities Act, as many copies of each Preliminary WGC Prospectus and the WGC Prospectus and any supplement thereto as the Representatives and Cooper may reasonably request; and to furnish to the Representatives and Cooper at or prior to the filing thereof a copy of any document which upon filing is deemed incorporated by reference in the WGC Registration Statement or the WGC Prospectus;

                 (c) If, at any time when a prospectus relating to the WGC Common Stock is required to be delivered under the Securities Act, including whenever the CBE Prospectus relating to the DECS is required to be delivered under the Securities Act, any event occurs as a result of which the WGC Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the WGC Registration Statement or supplement the WGC Prospectus to comply with the Securities Act or the Exchange Act or the respective rules and regulations of the Commission thereunder, WGC promptly will (i) prepare and file with the Commission subject to paragraph (e) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented WGC Prospectus to the Representatives and Cooper in such quantities as the Representatives and Cooper may reasonably request;

                 (d) To file promptly with the Commission any amendment to the WGC Registration Statement or the WGC Prospectus or any supplement to the WGC Prospectus that may, in the judgment of WGC or the Representatives, be required by the Securities Act or requested by the Commission;

                 (e) Prior to filing with the Commission (i) any amendment to the WGC Registration Statement or supplement to the WGC Prospectus or
         (ii) any WGC Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives, Cooper, counsel for the Underwriters and counsel for Cooper and obtain the consent of the Representatives and Cooper to the filing, which consent will not be unreasonably withheld;

                 (f) As soon as practicable after the Effective Date, to make generally available to WGC's security holders and to deliver to the Representatives and Cooper an earnings statement of WGC and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of WGC, Rule 158);

                 (g) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the WGC Common Stock for offering as described in the WGC Prospectus under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the offering of the WGC Common Stock being made in connection with the offering by Cooper of the DECS; provided that in connection therewith WGC shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

                 (h) For a period of 90 days from the date of the WGC Prospectus, not to (i) offer for sale, sell or otherwise dispose of, directly or indirectly, any shares of WGC Common Stock or permit the registration under the Securities Act of any shares of WGC Common Stock (other than (x) the WGC Common Stock offered pursuant to the CBE Prospectus and the WGC Prospectus and (y) shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof), (ii) sell or grant options, rights or warrants with respect of any shares of WGC Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), or (iii) offer for sale, sell or otherwise dispose of, directly or indirectly, any securities convertible, exchangeable or exercisable into WGC Common Stock, without, in any case, the prior written consent of the Representatives; and

                 (i) To take such action as may be reasonably necessary to comply with the rules and regulations of Nasdaq in respect of the listing and offering of the WGC Common Stock in connection with the offering by Cooper of the DECS.

                 (j) To deliver to Cooper, copies of the opinions, comfort letters and certificates specified in Section 3.5(e) of the Investment Agreement.

                 7. Further Agreements of Cooper. Cooper covenants and agrees with each Underwriter that:

                 (a) Cooper will cause the CBE Prospectus to be filed pursuant to Rule 424(b) under the Securities Act not later than the close of business of the Commission on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act and will notify the Representatives and WGC promptly of such filing. During the period in which a prospectus relating to the DECS is required to be delivered under the Securities Act, Cooper will notify the Representatives and WGC promptly of the time when the CBE Registration Statement, or any amendment thereto, or any Rule 462(b) Cooper Registration Statement has been filed or becomes effective or any supplement to the CBE Prospectus or any amended CBE Prospectus has been filed and of any request by the Commission for any amendment of or supplement to the CBE Registration Statement or the CBE Prospectus or for additional information; Cooper will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the CBE Registration Statement or the CBE Prospectus which are required by the Securities Act in connection with the distribution of the DECS by the Underwriters; Cooper will file no amendment or any supplement to the CBE Registration Statement or to the CBE Prospectus (other than any document required to be filed under the Exchange Act which upon filing is deemed to be incorporated by reference therein) or any Rule 462(b) Cooper Registration Statement to which the Representatives shall reasonably object by notice to Cooper after having been furnished a copy a reasonable time prior to the filing thereof; and Cooper will furnish to the Representatives and WGC at or prior to the filing thereof a copy of any document which upon filing by Cooper is deemed to be incorporated by reference in the CBE Registration Statement or the CBE Prospectus.

                 (b) Cooper will advise the Representatives, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the CBE Registration Statement or preventing or suspending the use of any Preliminary CBE Prospectus or the CBE Prospectus, of the suspension of the qualification of the DECS for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

                 (c) Within the time during which a prospectus relating to the DECS is required to be delivered under the Securities Act, Cooper will comply as far as it is able with all requirements imposed upon it by the Securities Act and the Rules and Regulations, so far as necessary to permit the continuance of sales of or dealings in the DECS as contemplated by the provisions hereof and the CBE Prospectus. If during such period any event occurs as a result of which the CBE Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if during such period it shall be necessary to amend or supplement the CBE Registration Statement or the CBE Prospectus to comply with the Securities Act or the Exchange Act or the respective rules and regulations of the Commission thereunder, Cooper promptly will notify the Representatives and will amend or supplement the CBE Registration Statement or the CBE Prospectus (at the expense of Cooper) so as to correct such statement or omission or effect such compliance.

                 (d) Cooper will use its best efforts to qualify the DECS for offering and sale under the securities laws of such jurisdictions as the Representatives reasonably designate, and to maintain such qualifications in effect so long as required to complete the distribution of the DECS, except that Cooper shall not be required in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

                 (e) Cooper will furnish to WGC and to the Underwriters and to counsel for the Underwriters conformed copies of the CBE Registration Statement and copies of each Preliminary CBE Prospectus and the CBE Prospectus (including all documents incorporated by reference therein and all consents and exhibits filed therewith), and all amendments and supplements to the CBE Registration Statement, each Preliminary CBE Prospectus and the CBE Prospectus which are filed with the Commission during the period in which a prospectus relating to the DECS is required to be delivered under the Securities Act (including all documents filed with the Commission during such period which are deemed to be incorporated by reference therein), in each case in such quantities as the Representatives or WGC may from time to time reasonably request.

                 (f) So long as any of the DECS are outstanding, Cooper agrees to furnish to the Representatives upon your request (i) copies of any reports furnished by Cooper to its security holders generally and (ii) any reports and financial statements filed by or on behalf of Cooper with the Commission or any national securities exchange.

                 (g) Cooper will make generally available to its security holders and will deliver to the Representatives and WGC as soon as practicable after the Effective Date, but in any event not later than 15 months after the end of Cooper's current fiscal quarter, an earnings statement of Cooper and its subsidiaries (which need not be audited) covering a 12-month period beginning after the date upon which the CBE Prospectus is filed pursuant to Rule 424 under the Securities Act which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

                 (h) For a period of 90 days from the date of the CBE Prospectus, except as contemplated by the Master Securities Loan
         Agreement, dated as of          , 1995 between Cooper and Salomon
         Brothers Inc (the "Loan Agreement"), Cooper will not (i) offer for sale, sell or otherwise dispose of, directly or indirectly, any shares of WGC Common Stock or request the registration under the Securities Act of any shares of WGC Common Stock (other than the WGC Common Stock offered pursuant to the CBE Prospectus and the WGC Prospectus), (ii) sell or grant options, rights or warrants with respect of any shares of WGC Common Stock, or (iii) offer for sale, sell or otherwise dispose of, directly or indirectly, any securities convertible, exchangeable or exercisable into WGC Common Stock, without, in any case, the prior written consent of the Representatives.

                 (i) Cooper will use its best efforts to cause an application for the listing of the DECS on the New York Stock Exchange (the "NYSE") and for the registration of the DECS under the Exchange Act to become effective and to take such other action as may be necessary to comply with the rules and regulations of the NYSE in respect of the listing of the DECS on the NYSE.

                 8. Expenses. WGC and Cooper agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the DECS and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of each of the CBE Registration Statement and the WGC Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing (i) the CBE Registration Statement and the WGC Registration Statement, each as originally filed and all amendments thereto and any post-effective amendments thereto (including, in all cases, exhibits), (ii) any Preliminary WGC Prospectus, the WGC Prospectus and any amendment or supplement to the WGC Prospectus, all as provided in this Agreement, and (iii) any Preliminary CBE Prospectus, the CBE Prospectus and any amendment or supplement to the CBE Prospectus, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the DECS; (f) any applicable stock exchange listing or other fees for the DECS; (g) the fees and expenses of filings, if any, with foreign securities administrators and of qualifying each of the DECS and the WGC Common Stock under the securities laws of the several jurisdictions as provided in Sections 6(g) and 7(d) of this Agreement, respectively, of determining the legality of the DECS for purchases as provided in Section 7(d) of this Agreement and of preparing, printing and distributing a Blue Sky Memorandum and legal investment memorandum (including related fees and expenses of counsel to the Underwriters); and (h) all other costs and expenses incident to the performance of the obligations of WGC and Cooper under this Agreement, to be apportioned in accordance with the terms and provisions of the Letter Agreement, dated as of October 11, 1995, between WGC and Cooper; provided that except as provided in this Section 8 and in Section 13 of the Agreement, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the DECS which they may sell and the expenses of advertising any offering of DECS made by the Underwriters, and Cooper shall pay any transfer taxes payable in connection with its sale of DECS to the Underwriters.

                 9. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of WGC and Cooper contained herein, to the performance by WGC and Cooper in all material respects of their respective obligations hereunder, and to each of the following additional terms and conditions:

                 (a) No stop order suspending the effectiveness, in whole or in part, of either of the CBE Registration Statement or the WGC Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in either of the CBE Registration Statement or the WGC Registration Statement or either of the CBE Prospectus or the WGC Prospectus or otherwise shall have been complied with to your reasonable satisfaction.

                 (b) The Underwriters shall have received from Cravath, Swaine & Moore such opinion or opinions dated such Delivery Date, with respect to the issuance and sale of the DECS, the CBE Registration Statement and the CBE Prospectus, the WGC Registration Statement and the WGC Prospectus, and other related matters as the Underwriters may reasonably require, and WGC and Cooper shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                 (c) Wallace F. Whitney, Jr., Esq., Vice President, General Counsel and Clerk of WGC shall have furnished to the Representatives his written opinion, addressed to the Underwriters and dated such Delivery Date, substantially in the form of Exhibit A attached hereto.

                 (d) Cooper shall have furnished to the Representatives the opinions of Skadden, Arps, Slate, Meagher & Flom, counsel for Cooper, addressed to the Underwriters and dated such Delivery Date, substantially in the forms of Exhibit B and Exhibit C attached hereto.

                 (e) Diane K. Schumacher, Esq., Senior Vice President, General Counsel and Secretary of Cooper, shall have furnished to the Representatives her written opinion, addressed to the Underwriters and dated such Delivery Date, substantially in the form of Exhibit D attached hereto.

                 (f) Each of WGC and Cooper shall have furnished to the Representatives (i) a letter of Ernst & Young LLP, addressed to the Underwriters and dated the date of this Agreement substantially in the forms of Exhibit E and Exhibit F attached hereto and (ii) a letter of Ernst & Young LLP, addressed to the Underwriters and dated such Delivery Date confirming as of such date the matters contained in the letter referred to in clause (i) above.

                 (g) WGC shall have furnished to the Representatives a certificate, addressed to the Underwriters and dated such Delivery Date, of its Chairman of the Board of Directors or its President and its Chief Financial Officer to the effect that the signers of such certificate have carefully examined the WGC Registration Statement, the WGC Prospectus and this Agreement and that:

                      (i) the representations and warranties of WGC in this Agreement are true and correct in all material respects on and as of such Delivery Date with the same effect as if made on such Delivery Date and WGC has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Delivery Date;

                     (ii) no stop order suspending the effectiveness of the WGC Registration Statement has been issued and no proceedings for that purpose have been instituted or, to WGC's knowledge, threatened; and

                    (iii) since the date of the most recent financial statements included in the WGC Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of WGC and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the WGC Prospectus (exclusive of any supplement thereto).

                 (h) Cooper shall have furnished to the Representatives a certificate, addressed to the Underwriters and dated such Delivery Date, of the Chairman of the Board of Directors, President or any Vice President and of the Treasurer or an Assistant Treasurer of Cooper, to the effect that the signers of such certificate have carefully examined the CBE Registration Statement, the CBE Prospectus and this Agreement and that:

                      (i) the representations and warranties of Cooper in this Agreement are true and correct in all material respects on and as of such Delivery Date with the same effect as if made on such

                 Delivery Date and Cooper has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Delivery Date;

                       (ii) no stop order suspending the effectiveness of the CBE Registration Statement has been issued and no proceedings for that purpose have been instituted or, to Cooper's knowledge, threatened; and

                      (iii) since the date of the most recent financial statements included in the CBE Prospectus (exclusive of any supplement thereto) there has been no material adverse change in the condition (financial or other), earnings, business or properties of Cooper and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the CBE Prospectus (exclusive of any supplement thereto).

                 (i) Subsequent to the date and time that this Agreement is executed and delivered by the parties hereto (the "Execution Time"), or, if earlier, the dates as of which information is given in the WGC Registration Statement (exclusive of any amendment thereof) and the WGC Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters furnished by WGC referred to in paragraph (f) of this Section 9 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of WGC and its subsidiaries the effect of which, in any case referred to in clause
         (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the CBE Registration Statement (exclusive of any amendment thereof) and the CBE Prospectus (exclusive of any supplement thereto).

                 (j) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of WGC's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                 (k) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the CBE Registration Statement (exclusive of any amendment thereof) and the CBE Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters furnished by Cooper referred to in paragraph (f) of this Section 9 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of Cooper and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the CBE Registration Statement (exclusive of any amendment thereof) and the CBE Prospectus (exclusive of any supplement thereto).

                 (l) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of Cooper's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                 (m) Subsequent to the Execution Time, there shall not have occurred any of the following: (i) trading in Cooper's common stock shall have been suspended by the Commission or the NYSE, trading in WGC Common Stock shall have been suspended by the Commission or Nasdaq or trading in securities generally on the NYSE, the American Stock Exchange, Nasdaq or the over-the-counter market shall have been suspended or limited or minimum prices shall have been established on any of such exchanges or such markets by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or similar crisis or calamity or
         (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to proceed with the delivery of the DECS.

                 (n) The DECS shall be approved for listing by the NYSE subject to official notice of issuance.

                 (o) Prior to such Delivery Date, Cooper and WGC shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                 All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement which are not attached hereto as exhibits shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

                 10. Indemnification and Contribution. (a) (i) WGC shall indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to the offering of the WGC Common Stock in connection with the offering of the DECS), to which such Underwriter, any such director, officer, employee or agent or such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary WGC Prospectus, the WGC Registration Statement or the WGC Prospectus or in any amendment or supplement thereto or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, each such director, officer, employee or agent and each such controlling person for any legal or other expenses reasonably incurred by any such Underwriter, any such director, officer, employee or agent or any such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that WGC shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary WGC Prospectus, the WGC Registration Statement or the WGC Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to WGC by Cooper, or by the Representatives by or on behalf of any Underwriter, specifically for inclusion therein; and provided further, that WGC shall not be liable to any Underwriter under the indemnity agreement in this paragraph with respect to any Preliminary WGC Prospectus or WGC Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold DECS to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the WGC Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Securities Act if WGC has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement contained in, or omission of a material fact from, the Preliminary WGC Prospectus or the WGC Prospectus which was corrected in the WGC Prospectus as then amended or supplemented (excluding documents incorporated by reference). The foregoing indemnity agreement is in addition to any liability which WGC may otherwise have.

             (ii) Cooper shall indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which any Underwriter, any such director, officer, employee or agent or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary WGC Prospectus, the WGC

Registration Statement or the WGC Prospectus or in any amendment or supplement thereto or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to WGC by Cooper specifically for inclusion therein, and shall reimburse each Underwriter, each such director, officer, employee or agent and any such controlling person for any legal or other expenses reasonably incurred by any such Underwriter, any such director, officer, employee or agent or any such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Cooper shall not be liable to any Underwriter under the indemnity agreement in this paragraph with respect to any Preliminary WGC Prospectus or WGC Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold DECS to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the WGC Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Securities Act if WGC has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement contained in, or omission of a material fact from, the Preliminary WGC Prospectus or the WGC Prospectus which was corrected in the WGC Prospectus as then amended or supplemented (excluding documents incorporated by reference). The foregoing indemnity agreement is in addition to any liability which Cooper may otherwise have.

            (iii) WGC shall indemnify and hold harmless Cooper, the directors, officers, employees and agents of Cooper and each person, if any, who controls Cooper within the meaning of either the Securities Act or the Exchange Act, and, solely with respect to information furnished to WGC by Cooper in writing specifically for inclusion therein, Cooper shall indemnify and hold harmless WGC, the directors, officers, employees and agents of WGC and each person, if any, who controls WGC within the meaning of either the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to the offering of the WGC Common Stock in connection with purchases and sales of the DECS), to which the indemnified party, any such director, officer, employee or agent of such indemnified party or such controlling person of such indemnified party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary WGC Prospectus, the WGC Registration Statement or the WGC Prospectus or in any amendment or supplement thereto or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such indemnified party, each such director, officer, employee or agent of such indemnified party and each such controlling person of such indemnified party for any legal or other expenses reasonably incurred by any such indemnified party, any such director, officer, employee or agent of such indemnified party or any such controlling person of such indemnified party in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which WGC or Cooper, as the case may be, may otherwise have.

               (iv) Cooper shall indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the DECS), to which such Underwriter, any such director, officer, employee or agent or such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary CBE Prospectus, the CBE Registration Statement or the CBE Prospectus or in any amendment or supplement thereto or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, each such director, officer, employee or agent and each such controlling person for any legal or other expenses reasonably incurred by any such Underwriter, any such director, officer, employee or agent or any such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Cooper shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission (x) made in any Preliminary CBE Prospectus, the CBE Registration Statement or the CBE Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to Cooper by the Representatives by or on behalf of any Underwriter specifically for inclusion therein or (y) made in any Preliminary WGC Prospectus (attached as Appendix A to a Preliminary CBE Prospectus), the WGC Registration Statement or the WGC Prospectus (attached as Appendix A to the CBE Prospectus) or in any such amendment or supplement thereto, other than with respect to the information referred to in paragraph
(a)(ii); and provided further, that Cooper shall not be liable to any Underwriter under the indemnity agreement in this paragraph with respect to any Preliminary CBE Prospectus or CBE Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold DECS to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the CBE Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Securities Act if Cooper has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement contained in, or omission of a material fact from, the Preliminary CBE Prospectus or the CBE Prospectus which was corrected in the CBE Prospectus as then amended or supplemented (excluding documents incorporated by reference). The foregoing indemnity agreement is in addition to any liability which Cooper may otherwise have.

                 (b) (i) Each Underwriter, severally and not jointly, shall indemnify and hold harmless Cooper, each of its directors (including any person who, with his or her consent, is named in the CBE Registration Statement as about to become a director of Cooper), each of its officers who signed the CBE Registration Statement, and each person, if any, who controls Cooper within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which Cooper or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary CBE Prospectus, the CBE Registration Statement or the CBE Prospectus or in any amendment or supplement thereto or
(B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Cooper by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, and shall reimburse Cooper and any such director, officer or controlling person for any legal or other expenses reasonably incurred by Cooper or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to Cooper or any such director, officer or controlling person.

                 (ii) Each Underwriter, severally and not jointly, shall indemnify and hold harmless WGC, each of its directors (including any person who, with his or her consent, is named in the WGC Registration Statement as about to become a director of WGC), each of its officers who signed the WGC Registration Statement, and each person, if any, who controls WGC within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which WGC or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary WGC Prospectus, the WGC Registration Statement or the WGC Prospectus or in any amendment or supplement thereto or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to WGC by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, and shall reimburse WGC and any such director, officer or controlling person for any legal or other expenses reasonably incurred by WGC or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to WGC or any such director, officer or controlling person.

                 (c) Promptly after receipt by an indemnified party under this
Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party under Section 10(a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under Section 10(a) or (b) for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against WGC or Cooper, as applicable, under this Section 10 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those other Underwriters and their respective controlling persons to be jointly represented by separate counsel (it being understood that WGC or Cooper, as the case may be, shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (other than local counsel which shall be engaged only for purposes of appearing with such counsel in such jurisdictions in which such firm of attorneys is not licensed to practice)), and in that event the fees and expenses of such separate counsel shall be paid by WGC or Cooper, as the case may be.

                 (d) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or (b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
(i) if the indemnification relates to the Underwriters as an indemnifying or indemnified party, (x) in such proportion as shall be appropriate to reflect the relative benefits received by Cooper or WGC, as applicable, on the one hand and the Underwriters on the other from the offering of the DECS or (y) if the allocation provided by clause (i)(x) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 10(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i)(x) above but also the relative fault of Cooper or WGC, as applicable, on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the indemnification relates to Cooper and WGC as the respective indemnifying and indemnified parties (or vice versa), in such proportion as shall be appropriate to reflect the relative fault of Cooper or WGC, as applicable, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable principles. The relative benefits received by Cooper or WGC, as applicable, on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportions as the total net proceeds from the offering of the DECS pursuant to the CBE Registration Statement (before deducting expenses) received by Cooper bears to the total underwriting discounts and commissions received by the Underwriters with respect to the DECS purchased under this Agreement, in each case as set forth in the table on the cover page of the CBE Prospectus and, as between WGC and the Underwriters, WGC shall be deemed for this purpose to have received such total net proceeds as received by Cooper. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by Cooper, WGC or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. Cooper, WGC and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(d) shall be deemed to include, for purposes of this Section 10(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the DECS underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(d) are several in proportion to their respective, underwriting obligations and not joint.

                 (e) The Underwriters severally confirm that the statements with respect to the public offering of the DECS set forth on the cover page of, and under the caption "Plan of Distribution" in, the CBE Prospectus and on the cover page of and under the caption "Plan of Distribution" in the WGC Prospectus are correct and constitute the only information furnished in writing to Cooper or WGC, respectively, by or on behalf of any Underwriter through the Representatives specifically for inclusion in the CBE Registration Statement and the CBE Prospectus or the WGC Registration Statement and the WGC Prospectus, respectively.

                 (f) The agreements contained in this Section 10 and the representations, warranties and agreements of WGC in Sections 1 and 6 of this Agreement, and of Cooper in Sections 2 and 7 of this Agreement, shall survive the delivery of the DECS and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                 11. Defaulting Underwriters. If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the DECS which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of the Firm DECS set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of the Firm DECS set forth opposite the names of all the remaining non-defaulting Underwriters in
Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the DECS on such Delivery Date if the total number of DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of DECS to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of DECS which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3 of this Agreement. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the DECS to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or Cooper or WGC, except that WGC and Cooper will continue to be liable for the payment of expenses to the extent set forth in Section 8 of this Agreement.

                 Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to Cooper for damages caused by its default. If other underwriters are obligated or agree to purchase the DECS of a defaulting or withdrawing Underwriter, either the Representatives or Cooper may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for Cooper or counsel for the Underwriters may be necessary in the CBE Registration Statement, the CBE Prospectus or in any other document or arrangement.

                 12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by giving notice as hereinafter specified to Cooper (with a copy to WGC) prior to delivery of and payment for the Firm DECS if, prior to that time, (i) Cooper or WGC shall have failed, refused or been unable to perform, in any material respect, any agreement on its part to be performed hereunder or (ii) any of the events described in Section 9(i), 9(j), 9(k), 9(l) or 9(m) of this Agreement shall have occurred. Any such termination shall be without liability of any party to any other party except that the provisions of Sections 10 and 13 of this Agreement shall at all times be effective. If the Representatives elect to terminate this Agreement as provided in this Section 12, the Representatives shall promptly notify Cooper by telephone or telegram, confirmed by letter (with a copy to WGC).

                 13. Reimbursement of Underwriters' Expenses. If (a) Cooper shall fail to tender the DECS for delivery to the Underwriters for any reason permitted under this Agreement or (b) the Underwriters shall decline to purchase the DECS for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 12 of this Agreement), WGC and Cooper shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the DECS, and upon demand WGC and Cooper shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to
Section 11 of this Agreement by reason of the default of one or more of the Underwriters, neither WGC nor Cooper shall be obligated to reimburse any Underwriter on account of those expenses.

                 14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                 (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Salomon Brothers Inc, Seven World Trade Center, New York, New York 10048, Attention: Legal Department;

                 (b) if to WGC, shall be delivered or sent by mail, telex or facsimile transmission to Wyman-Gordon Company, 244 Worcester Street, Grafton, Massachusetts 01536-8001, Attention: General Counsel;

                 (c) if to Cooper, shall be delivered or sent by mail, telex or facsimile transmission to Cooper Industries, Inc., 1001 Fanin, Suite 4000, Houston, Texas 77001 Attention: General Counsel;

provided, however, that any notice to an Underwriter pursuant to Section 10(c) of this Agreement shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. Cooper and WGC shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.

                 15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, WGC, Cooper and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of WGC and Cooper contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of
Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10 shall be deemed to be for the benefit of directors of Cooper or WGC, as applicable, officers of Cooper or WGC, as applicable, who have signed the CBE Registration Statement or the WGC Registration Statement, as applicable, and any person controlling Cooper or WGC, as applicable. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this
Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                 16. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the NYSE is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

                 17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                 18. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                 19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                 If the foregoing correctly sets forth the agreement among Cooper, WGC and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                           Very truly yours,

                                           COOPER INDUSTRIES, INC.



                                           By:________________________________
                                              Name:
                                              Title:


                                           WYMAN-GORDON COMPANY



                                           By:________________________________
                                              Name:
                                              Title:

Accepted:

SALOMON BROTHERS INC
MERRILL LYNCH & CO.
SCHRODER WERTHEIM & CO. INCORPORATED

For itself and as Representatives
for each of the several Underwriters
named in Schedule 1 hereto

By:  SALOMON BROTHERS INC


By:_________________________
   Authorized Representative

                                   SCHEDULE 1



                                                                                            Number of
                                Underwriters                                                  DECS
                                                                                           -----------
Salomon Brothers Inc  . . . . . . . . . . . . . . . . . . . . . . . . . . .
Merrill Lynch & Co.  .  . . . . . . . . . . . . . . . . . . . . . . . . . .
Schroder Wertheim & Co. Incorporated  . . . . . . . . . . . . . . . . . . .
                                                                                           -----------
        Total   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 15,000,000
                                                                                           ===========

                                                                       EXHIBIT A


                                                               December   , 1995



Salomon Brothers Inc
Merrill Lynch & Co.
Schroder Wertheim & Co. Incorporated
c/o Salomon Brothers Inc
Seven World Trade Center
New York, NY 10048

Ladies and Gentlemen:

                 I am General Counsel for Wyman-Gordon Company, a Massachusetts corporation (the "Company"), and have acted as its counsel in connection with the public offering of 16,500,000 shares (the "Shares") of Common Stock, par value $1.00 per share, (the "Common Stock") that are mandatorily exchangeable at the option of Cooper Industries, Inc., an Ohio corporation ("Cooper") upon
the maturity of Coopers   % Exchangeable Notes Due December   , 1998 (the
"DECS") being issued by Cooper pursuant to the Underwriting Agreement, dated
December   , 1995 (the "Underwriting Agreement"), among you, as representatives of the several underwriters (the "Underwriters"), the Company and Cooper.

                 This opinion is being furnished to you pursuant to Section 9(c) of the Underwriting Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Underwriting Agreement.

                 In my capacity as counsel to the Company, I have examined (i) signed copies of the Company's Registration Statement on Form S-3 (File No. 33-63459) relating to the Shares as filed with the Securities and Exchange Commission (the "Commission") on October 17, 1995 under the Securities Act of 1933, as amended (the "Act") as amended by Amendment No. 1 thereto filed with the Commission on November 24, 1995, Amendment No. 2 thereto filed with the Commission on November 30, 1995, and Amendment No. 3 thereto filed with the
Commission on December   , 1995, including information deemed to be a part of
the Registration Statement at the time of effectiveness pursuant to Rule 430A of the General Rules and Regulations under the Act (the "Rules and Regulations") (such Registration Statement as so amended, being hereinafter referred to as the "Registration Statement"); and (ii) the final prospectus
relating to the Shares in the form filed with the Commission on December   ,

1995, pursuant to Rule 424(b) of the Rules and Regulations (such final prospectus being hereinafter referred to as the "Prospectus"). I have also examined, among other things, the Restated Articles of Organization of the Company (the "Articles"), the By-laws of the Company (the "By-laws"), the corporate records of the Company, and the Underwriting Agreement. In addition, as to matters of fact not directly within my actual knowledge, I have examined and relied upon certificates of officers of the Company, certificates and telegrams of certain public officials and such other records and instruments and made such investigations, as I have considered necessary and proper in order that I may render an informed opinion in connection with the matters hereinafter set forth. I have assumed the genuineness of all signatures (except those of the Company) on, and the authenticity of, all documents and instruments submitted to me as originals and the conformity to original documents of all documents submitted to me as copies, (ii) due authorization, execution and delivery by the parties thereto, other than the Company and its subsidiaries, of all such documents and instruments examined by me, and (iii) that, to the extent that any such documents and instruments purport to constitute agreements of such other parties, they constitute valid and binding obligations of such other parties. As to matters involving the application of laws of any jurisdiction other than the Commonwealth of Massachusetts or the United States, to the extent I deemed proper I have relied upon the opinions of other counsel of good standing who I believe to be reliable. Copies of such opinions have been delivered to you.

                 Based upon the foregoing, I am of the opinion that:

                 (i) Each of the Company and Wyman-Gordon Forgings, Inc., a Delaware corporation; Wyman-Gordon Limited, an English corporation; Wyman-Gordon Investment Castings, Inc., a Delaware corporation; Precision Founders, Inc., a California corporation; Wyman-Gordon Composite Technologies, Inc., a California corporation; and Scaled Composites, Inc., a California corporation (each a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification except where the failure to be so qualified would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

                (ii) All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus or on Schedule A hereto, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned Subsidiaries free and clear of any perfected security interest and, to my knowledge, after due inquiry, any other security interests, claims, liens or encumbrances.

               (iii) The Company's authorized equity capitalization is as set forth in the Prospectus and the Common Stock conforms to the description thereof contained in the Prospectus.

                (iv) To my knowledge, after due inquiry, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                 (v) The Registration Statement has become effective under the Securities Act. Any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To the best of my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened. The Registration Statement, as of its effective date, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the Rules and Regulations, except that, in each case, I express no opinion as to the financial statements, schedules and other financial or statistical information and data included in or excluded from the Registration Statement and the Prospectus or incorporated by reference in the Registration Statement;

                (vi) The Underwriting Agreement has been duly authorized, executed and delivered by the Company;

               (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECS by the Underwriters and such other approvals as have been obtained;

              (viii) Neither the exchange of the Common Stock at maturity of the DECS nor the consummation of any other of the transactions contemplated by the Underwriting Agreement nor the fulfillment of the terms thereof to be performed by the Company will conflict with, result in a breach or violation of, or constitute a default under any law or the Articles or By-laws of the Company or the terms of any indenture or other agreement or instrument known to me and to which the Company or any of its Subsidiaries is a party or bound or any judgment, order or decree known to me to be applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its Subsidiaries;

                (ix) Other than Cooper, no holders of securities of the Company have contractual rights to the registration of such securities under the Registration Statement;

                 (x) The offering of the Shares pursuant to the Registration Statement and the Prospectus and the compliance by the Company with all of the provisions of the Underwriting Agreement and the consummation of the transactions contemplated thereby will not conflict with or result in a breach or violation of, or constitute a default (with or without due notice or lapse of time or both) under (a) the Articles or By-laws, (b) any loan or credit agreement, indenture, deed of trust, mortgage, note or other agreement or instrument relating to borrowed money known to me and to which the Company or any of its Subsidiaries is a party or bound or (c) any judgment, order or decree known to me to be applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its Subsidiaries, except in the case of clause (b) for such conflicts, breaches, violations or defaults (i) as to which requisite waivers or consents have been obtained, (ii) the obtaining of which would have been waived by the other parties thereto, (iii) which would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its Subsidiaries taken as a whole, and (iv) as have otherwise been disclosed in the Prospectus, nor will such action conflict with or violate any statute, rule, regulation, order, judgment or decree applicable to the Company or its Subsidiaries or by which the Company or its Subsidiaries is bound or to which any of the property or assets of the Company or its Subsidiaries is subject except for such conflicts or violations which would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its Subsidiaries taken as a whole.

                (xi) To my knowledge, no consent, approval, authorization or order of or qualification, registration or filing with, any Massachusetts or U.S. Federal regulatory body or authority having jurisdiction over the Company is required to be obtained by the Company for the consummation of the transactions contemplated by the Underwriting Agreement, other than (a) as disclosed in the Prospectus,
         (b) such as have been obtained under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (c) such as may be required under the blue sky laws of any jurisdiction in connection with the offering of the Shares pursuant to the Registration Statement and the Prospectus.

              (xii) The Company is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the Investment Company Act of 1940.

                 I have participated in conferences with officers and representatives of the Company, representatives of the independent public accountants of the Company, representatives of Cooper and with your representatives and your counsel at which the contents of the Registration Statement and the Prospectus were discussed. Based on such participation and review as well as my position as Vice President, General Counsel and Clerk of the Company, no information has come to my attention that causes me to believe that (i) the Registration Statement, as the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus, as of its date and as of the date hereof contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. In making the above statement, I am not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained therein, and I have not independently verified the accuracy, completeness or fairness of such statements. In addition, and without limiting the foregoing I express no opinion or belief as to financial statements, schedules and other financial and statistical data included therein or excluded therefrom or incorporated by reference therein.

                 I am a member of the bar of the Commonwealth of Massachusetts. I do not intend to nor do I express any opinion as to matters governed by any laws other than the laws of the Commonwealth of Massachusetts and the Federal laws of the United States of America.

                 This opinion is rendered to you and is for your benefit in your capacity as representatives of the Underwriters in connection with the closing under the

Underwriting Agreement. This opinion is not to be circulated, quoted or otherwise relied upon by any person without my prior written consent.


                                        Very truly yours,


                                        Wallace F. Whitney, Jr.
                                        Vice President,
                                        General Counsel and Clerk

                                                                       EXHIBIT B



              [Letterhead of Skadden, Arps, Slate, Meagher & Flom]


                                                               December   , 1995


Salomon Brothers Inc
Merrill Lynch & Co.
Schroder Wertheim & co. Incorporated
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

              Re      Underwritten Public Offering of   %
                      Exchangeable Notes Due       , 1998 of
                      Cooper Industries, Inc.

Ladies and Gentlemen:

                 We have acted as special counsel to Cooper Industries, Inc., an Ohio corporation (the "Company"), in connection with the underwritten public
offering by the Company of its   % Exchangeable Notes Due        , 1998 (the
"DECS") pursuant to the Underwriting Agreement, dated December   , 1995 (the
"Underwriting Agreement"), among you, as representatives of the several underwriters (the "Underwriters"), the Company and Wyman-Gordon Company ("WGC"). The DECS are exchangeable by the Company at their maturity for shares of common stock, par value $1.00 per share, of WGC (the "Common Stock") as described in the Registration Statement referred to below.

                 This opinion is being furnished to you pursuant to Section 9(d) of the Underwriting Agreement.

                 In connection with this opinion, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of (i) the Company's Registration Statement on Form S-3 (File No. 33-63457) relating to 16,500,000 DECS as filed with the Securities and Exchange Commission (the "Commission") on October 17, 1995 under the Securities Act of 1933, as amended (the "Act"), as amended by Amendment No. 1 thereto filed with the Commission on November 24, 1995, Amendment No. 2 thereto filed with the Commission on November 30, 1995 and Amendment No. 3 thereto filed with the
Commission on December   , 1995, including information deemed to be a part of
the Registration Statement at the time of effectiveness
pursuant to Rule 430A of the General Rules and Regulations under the Act (the "Rules and Regulations") (such Registration Statement as so amended, being hereinafter referred to as the "Registration Statement"); (ii) the final prospectus relating to the DECS in the form filed with the Commission on
December   , 1995 pursuant to Rule 424(b) of the Rules and Regulations (such final prospectus being hereinafter referred to as the "Prospectus"); (iii) an
executed copy of the Indenture, dated as of December   , 1995, between the
Company and Texas Commerce Bank National Association, as Trustee (the "Trustee"); (iv) the form of the DECS; (v) an executed copy of the Underwriting Agreement; and (vi) conformed copies of the Statement of Eligibility and Qualification on Form T-1 of the Trustee filed as an exhibit to the Registration Statement (the "Form T-1"). We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates of public officials, certificates of officers or other representatives of the Company and others, and such other agreements, documents, instruments, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth below.

                 In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. In making our examination of executed documents, we have assumed that the parties thereto had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed (a) the due authorization by all requisite action, corporate or other, execution and delivery by such parties of such documents and the taking of all other requisite action by the parties thereto and (b) except as to the Company with respect to the Indenture and the DECS, the validity and binding effect thereof. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Company and others.

                 In rendering the opinions set forth in paragraphs (ii) and
(iii) below, we have assumed that (a) the execution and delivery by the Company of the Indenture and the DECS and the performance by the Company of its obligations thereunder do not and will not violate or conflict with any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject or any applicable judgment, order or decree and (b) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by the Underwriting Agreement, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECS by the Underwriters and such other approvals as have been obtained.

                 Members of our firm are admitted to the bar in the State of New York and we do not express any opinion as to the laws of any other jurisdiction other than the laws of the United States of America to the extent referred to specifically herein.

                 Based upon and subject to the foregoing, we are of the opinion that:

                 (i) The DECS conform in all material respects to the description thereof contained in the Prospectus.

                (ii) The Indenture has been qualified under the Trust Indenture Act of 1939, as amended, and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

               (iii) When executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, the DECS will be legal, valid and binding obligations of the Company entitled to the benefits of the Indenture enforceable against the Company in accordance with their terms, except to the extent that enforceability thereof may be limited by

         (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                (iv) The Registration Statement, as of its effective date, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the Rules and Regulations, except that, in each case, we express no opinion as to: (a) the financial statements, schedules and other financial or statistical information or data included in or excluded from the Registration Statement and the Prospectus, (b) the documents filed by WGC with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Registration Statement, and (c) the Form T-1, and we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus except to the extent set forth in paragraph (i) above.

                 We have been advised by the Commission that the Registration
Statement was declared effective under the Act at    on December   , 1995, and,
to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been instituted or are pending before the Commission; any required filing of the Prospectus has been made in the manner and within the time period required by Rule 424(b) of the Rules and Regulations.

                 In addition, we have participated in conferences with officers and other representatives of the Company and WGC, representatives of the independent public accountants for the Company and with your representatives and your counsel at which the contents of the Registration Statement and the Prospectus and related matters were discussed. Because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or statistical matters and because of the wholly or partially nonlegal character of many of the statements contained in the Registration Statement and the Prospectus, we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements (other than to the extent set forth in paragraph
(i) hereof). Without limiting the foregoing, we assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements and schedules and other financial and statistical data included in or excluded from the Registration Statement, and we have not examined the accounting, financial or statistical records from which such financial statements, schedules and data are derived. We note that, although certain portions of the Registration Statement (including financial statements and schedules) have been included therein on the authority of "experts" within the meaning of the Act, we are not such experts with respect to any portion of the Registration Statement including, without limitation, such financial statements or schedules or other financial or statistical data included therein.

                 On the basis of the foregoing, but without independent check or verification (except as aforesaid), we confirm to you that no information has come to our attention which has caused us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date hereof, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we express no opinion or belief as to (i) the exhibits (other than Exhibit 5) to the Registration Statement and (ii) the documents filed by WGC pursuant to the Exchange Act and incorporated by reference therein.

                 This opinion is furnished to you solely for your benefit in connection with the closing today under the Underwriting Agreement and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person without our express written permission.

                                        Very truly yours,

                                                                       EXHIBIT C


              [Letterhead of Skadden, Arps, Slate, Meagher & Flom]

                                                                          , 1995


SALOMON BROTHERS INC
MERRILL LYNCH & CO.
SCHRODER WERTHEIM & CO. INCORPORATED
  As Representatives for each of
  the Underwriters Listed on
  Schedule I to the Underwriting Agreement
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

                 We have acted as tax counsel to Cooper Industries, Inc., a corporation organized under the laws of Ohio (the "Company"), in connection
with the issuance and sale by the Company of its   % Exchangeable Notes Due 199
, the principal amount of which is mandatorily exchangeable at maturity into shares of common stock, par value $1.00 per share, of Wyman-Gordon Company, a corporation organized under the laws of Massachusetts (or, at the Company's
option, cash) (the "DECS") described in the Prospectus dated         , 1995
(the "Prospectus") in the form filed with the Securities and Exchange
Commission on        1995.  You have requested our opinion regarding the
discussion of certain Federal income tax consequences of an investment in the DECS by U.S. Holders (as defined in the Prospectus), which discussion is set forth under the heading "Certain Federal Income Tax Considerations" in the Prospectus.

                 In rendering our opinion, we have reviewed the Prospectus and such other materials as we have deemed necessary or appropriate as a basis for our opinion. In addition, we have considered the applicable provisions of the Internal Revenue Code of 1986, as amended, Treasury regulations, pertinent judicial authorities, rulings of the Internal Revenue Service, and such other authorities as we have considered relevant.

                 Based upon the foregoing, it is our opinion that, under current law, the discussion presented under the heading "Certain Federal Income Tax Considerations" in the Prospectus, although general in nature, is an accurate summary of the material Federal income tax consequences relevant to an investment in the DECS by U.S. Holders. The Federal income tax consequences of an investment in the DECS by a U.S. Holder will depend upon that holder's particular situation and we express no opinion as to the completeness of the discussion set forth in "Certain Federal Income Tax Considerations" as applied to any particular holder.

                 The opinion is being furnished, pursuant to Section 9(d) of
the Underwriting Agreement, dated         1995, among the Company, Wyman-Gordon
Company and you, in connection with the closing under the Underwriting
Agreement occurring on        1995.  This opinion is solely for your benefit
and is not to be used, circulated, quoted or otherwise referred to for any purpose without our express written permission.


                                        Very truly yours,

                                                                       EXHIBIT D


                    [Letterhead of Cooper Industries, Inc.]


                                                                          , 1995



SALOMON BROTHERS INC
MERRILL LYNCH & CO.
SCHRODER WERTHEIM & CO. INCORPORATED
c/o SALOMON BROTHERS INC
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

                 I have acted as counsel for Cooper Industries, Inc., an Ohio corporation (the "Company"), in connection with the underwritten public
offering by the Company of   % Exchangeable Notes Due       , 199  (the "DECS")
pursuant to the Underwriting Agreement, dated           , 1995 (the
"Underwriting Agreement"), among you, as representatives of the several underwriters (the "Underwriters"), the Company and Wyman-Gordon Company ("WGC"). The DECS are exchangeable by the Company at their maturity for shares of common stock, par value $1.00 per share, of WGC (the "WGC Common Stock") as described in the CBE Registration Statement referred to below.

                 This opinion is being furnished to you pursuant to Section 9
(e) of the Underwriting Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Underwriting Agreement.

                 In my capacity as counsel, I have examined (i) signed copies
of the Company's Registration Statement on Form S-3 (File No. 33-     )
relating to 16,500,000 DECS as filed with the Securities and Exchange
Commission (the "Commission") on          , 1995, under the Securities Act of
1933, as amended (the "Act") [list amendments if applicable], including information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rule 430A of the General Rules and Regulations under the Act (the "Rules and Regulations") (such Registration Statement as so amended, being hereinafter referred to as the "CBE Registration Statement") ; and

(ii) the final prospectus relating to the DECS in the form filed with the
Commission on          , 1995, pursuant to Rule 424(b) of the Rules and
Regulations (such final prospectus being hereinafter referred to as the "CBE Prospectus"). I have also examined, among other things, the corporate records of the Company, the form of the DECS, the Underwriting Agreement, the Indenture and conformed copies of the Statement of Eligibility and Qualification on Form T-1 of the Trustee filed as an exhibit to the CBE Registration Statement (the "Form T-1"). In addition, as to matters of fact not directly within my actual knowledge, I have examined and relied upon certificates of officers of the Company, certificates and telegrams of certain public officials and such other records and instruments and made such investigations, as I have considered necessary and proper in order that I may render an informed opinion in connection with the matters hereinafter set forth. I have assumed the genuineness of all signatures (except those of the Company) on, and the authenticity of, all documents and instruments submitted to me as originals and the conformity to original documents of all documents submitted to me as copies, (ii) due authorization, execution and delivery by the parties thereto, other than the Company and its subsidiaries, of all such documents and instruments examined by me, and (iii) that, to the extent that any such documents and instruments purport to constitute agreements of such other parties, they constitute valid and binding obligations of such other parties.

                 Based upon the foregoing, I am of the opinion that:

                 (i) The Company and its Principal Subsidiaries have been duly incorporated and are existing corporations in good standing under the laws of their respective jurisdictions of incorporation, with corporate power and authority to own or lease their properties and to transact all business conducted by them as described in the CBE Prospectus; the Company and its Principal Subsidiaries are duly qualified to do business as foreign corporations in good standing in all other jurisdictions in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except to the extent that the failure to be so qualified or to be in good standing, considering all such cases in the aggregate, would not have a material adverse effect on the business, properties, financial position or results of operations of the Company and its Principal Subsidiaries taken as a whole.

               (ii) All the outstanding shares of capital stock of each Principal Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the CBE Prospectus, all outstanding shares of capital stock of the Principal Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the best of my knowledge, after due inquiry, any other security interests, claims, liens or encumbrances.

              (iii) The DECS conform to the description thereof contained in the CBE Prospectus.

               (iv) The Indenture has been duly authorized, executed and delivered by the Company.

                (v) The DECS have been duly authorized by requisite corporate action on the part of the Company.

               (vi) To the best of my knowledge, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the CBE Registration Statement which is not adequately disclosed in the CBE Prospectus.

              (vii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

             (viii) To the best of my knowledge, no consent, approval, authorization or order of or qualification, registration or filing with, any Ohio or U.S. Federal regulatory body or authority having jurisdiction over the Company is required to be obtained by the Company for the consummation of the transactions contemplated by the Underwriting Agreement, other than (a) as disclosed in the CBE Prospectus, (b) such as have been obtained under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and
         (c) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECS by the Underwriters, as to which I express no opinion, and (d) as would not have a material adverse effect on the ability of the Company to consummate the transactions contemplated by the Underwriting Agreement.

               (ix) Neither the execution and delivery of the Indenture, the issue and sale of the DECS, nor the consummation of any other of the transactions contemplated by the Underwriting Agreement nor the fulfillment of the terms thereof will conflict with or result in a breach or violation of, or constitute a default (with or without due notice or lapse of time or both) under, (a) the charter or by-laws of the Company, (b) any loan or credit agreement, indenture, deed of trust, mortgage, note or other agreement or instrument relating to borrowed money known to me and to which the Company or any of its subsidiaries is a party or bound or (c) any judgment, order or decree known to me to be applicable, to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company, or any of its subsidiaries, except in the case of clause (b) for such conflicts, breaches, violations or defaults (i) as to which requisite waivers or consents have been obtained, (ii) the obtaining of which has been waived by the other parties thereto, (iii) which would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its subsidiaries taken as a whole, and
         (iv) as have otherwise been disclosed in the Prospectus, nor will such action conflict with or violate any Ohio corporate or United States Federal law, rule, regulation, order, judgment or decree applicable to the Company or its subsidiaries or by which the Company or its subsidiaries is bound or to which any of the property or assets of the Company or its subsidiaries is subject except for such conflicts or violations which would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its subsidiaries taken as a whole.

                 (x) To the best of my knowledge, no holders of securities of the Company have rights to the registration of such securities under the CBE Registration Statement.

               (xi) The CBE Registration Statement, as of its effective date, and the CBE Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, except that, in each case, I express no opinion as to: (i) the financial statements, schedules and other financial or statistical information and data included in or excluded from the CBE Registration Statement and the CBE Prospectus, (ii) the documents filed by WGC pursuant to the Exchange Act and incorporated by reference in the Registration Statement, and (iii) the Form T-1, and I do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the CBE Registration Statement and the CBE Prospectus.

                 I have been advised by the Commission that the CBE
Registration Statement was declared effective under the Act at           on
1995, and to my knowledge, no stop order suspending the effectiveness of the CBE Registration Statement has been issued under the Act and no proceedings therefor have been instituted or are pending before the Commission. Furthermore, pursuant to Rule 424(b) of the Rules and Regulations, any required filing of the CBE Prospectus or any supplement thereto has been made in the manner and within the time period required by Rule 424(b).

                 I have participated in conferences with officers and representatives of the Company, representatives of the independent public accountants of the Company, representatives of WGC and with your representatives and your counsel at which the contents of the CBE Registration Statement and the CBE Prospectus were discussed. Based on such participation and review as well as my position as Senior Vice President, General Counsel and Secretary of the Company, no information has come to my attention that causes me to believe that (i) the CBE Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus, as of its date and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. In making the above statement, I am not passing upon and do not assume responsibility for the
accuracy, completeness or fairness of the statements contained      therein,
and other than as stated in paragraph (iii) above, I have not independently verified the accuracy, completeness or fairness of such statements. In addition, and without limiting the foregoing I express no opinion or belief as to (w) financial statements, schedules and other financial and statistical data included therein or excluded therefrom, (x) the WGC Prospectus attached as Appendix A to the CBE Prospectus included in the CBE Prospectus and CBE Registration Statement, (y) the documents filed by WGC pursuant to the Exchange Act and incorporated by reference therein, and (z) the Form T-1.

                 I am a member of the bar of the State of Texas. I do not intend to nor do I express any opinion as to matters governed by any laws other than the laws of the State of Texas, the General Corporation Law of the State of Ohio and the Federal laws of the United States of America.

                 This opinion is rendered to you and is for your benefit in your capacity as representatives of the Underwriters in connection with the closing under the Underwriting Agreement. This opinion is not to be circulated, quoted or otherwise relied upon by any other person without my prior written consent.


                                        Very truly yours,


                                        Diane K. Schumacher
                                        Senior Vice President, General
                                        Counsel and Secretary

                                                                       EXHIBIT E
Dear Sirs:

                 We have audited the consolidated balance sheet of Cooper Industries, Inc. (the "Company") as of ; and the related statements of consolidated results of operations, changes in shareholders' equity, and cash
flows for each of the three years in the period ended            , incorporated
by reference in the Company's Annual Report on Form 10-K for the year ended ,
and incorporated by reference in the Registration Statement (No.   ) on Form
S-3 filed by the Company under the Securities Act of 1933 (the "Act"); our report with respect thereto is also incorporated by reference in such Registration Statement, herein referred to as the "Registration Statement."

                 In connection with the Registration Statement:

                 1. We are independent auditors with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                 2. In our opinion, the consolidated financial statements audited by us and incorporated by reference in the Company's Annual Report on Form 10-K at and incorporated by reference in the Registration Statement, comply as to form in all material respects with the applicable accounting requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the related published rules and regulations thereunder.

                 3.  We have not audited any financial statements of the
Company as of any date or for any period subsequent to            .  The
purpose (and therefore the scope) of our audit for the year ended was to enable us to express our opinion on the consolidated financial
statements at            , and for the year then ended, but not on the
financial statements for any interim period within such year. Therefore, we are unable to express and do not express an opinion on: the unaudited
consolidated balance sheet at            , the unaudited statements of
consolidated results of operations and cash flows for the three-month periods
ended            , incorporated by reference in the Registration Statement from the Company's Quarterly Report on Form 10-Q for the quarter ended
           , or on the financial position, results of operations or cash flows
as of any date or for any period subsequent to               .

                 4. For purposes of this letter, we have read the minutes of meetings of the shareholders, the Board of Directors, and the Executive, Finance and Audit Committees of the Company as set forth in the minute books through
           , officials of the Company having advised us that the minutes of all such meetings through that date were set forth therein and have carried out
other procedures to             as follows:

                 a.  With respect to the three-month periods ended            ,
          we have:

                          (1) performed the procedures specified by the
                 American Institute of Certified Public Accountants for a review of interim financial information as described in SAS 71, Interim Financial Information, on the unaudited consolidated financial statements for these periods, described in 3. above, included in the Company's Quarterly Report on
                 Form 10-Q for the quarter ended            , incorporated by
                 reference in the Registration Statement; and

                          (2) inquired of certain officials of the Company who
                 have responsibility for financial and accounting matters as to whether the unaudited consolidated financial statements referred to under a.(1) above comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations.

                 b.  With respect to the period from            to            ,
          we have:

                          (1) read the unaudited operating results of the
                 Company for the   -month and   -month accounting periods ended
                 and            , copies of which are not attached, officials
                 of the Company having advised us that no consolidated financial statements as of any date or for any period subsequent to were available except for the unaudited
                 operating results for the   -month and   -month accounting
                 periods ended            ;

                          (2) inquired of certain officials of the

                 Company who have responsibility for financial and accounting matters as to whether the unaudited operating results referred to under b.(1) are stated on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Registration Statement; and

                          (3) inquired of certain officials of the Company who
                 have responsibility for financial and accounting matters as to
                 whether:  (i) at            , there were any increases in the
                 long-term debt of the Company and subsidiaries consolidated (except for any increase which occurs as a result of changes in the classification of outstanding commercial paper or the issuance of the Company's
                               Series Medium Term Notes) or any decreases in
                 the aggregate amount of the shareholders' equity of the Company (calculated exclusive of the translation component) as compared with the amounts shown in the unaudited consolidated balance sheet incorporated by reference in the Registration Statement (except in each case, as applicable, for any decrease which occurs as a result of the declaration of scheduled dividends on common stock not in excess of $0.33 per share per quarter, or (ii) for the period
                 from              to                  , there was any
                 decrease, as compared with the corresponding period in the preceding year, in consolidated revenues from continuing operations, income from continuing operations before Federal income tax, or in net income of the Company.

                 The foregoing procedures do not constitute an audit conducted in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, we make no representations as to the sufficiency of the foregoing procedures for your purposes.

                 5. Nothing came to our attention as a result of the foregoing procedures that caused us to believe that:

                 a. any material modifications should be made to the unaudited consolidated financial statements described in 3. above, incorporated by reference in the Registration Statement, for them to be in conformity with generally accepted accounting principles;

                 b. the unaudited consolidated financial statements referred to in 3. above do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations; or

                 c. (i) at               , there were any increases in the
         long-term debt of the Company and subsidiaries consolidated (except for any increase which occurs as a result of changes in the classification of outstanding commercial paper or the issuance of the
         Company's             Series Medium Term Notes) or any decreases in
         the aggregate amount of the shareholders' equity of the Company (calculated exclusive of the translation component) as compared with
         the amounts shown in the            unaudited consolidated balance
         sheet incorporated by reference in the Registration Statement (except in each case, as applicable, for any decrease which occurs as a result of the declaration of scheduled dividends on common stock not in excess of $0.33 per share per quarter, or (ii) for the period from
         to                  , there was any decrease, as compared with the
         corresponding period in the preceding year, in consolidated revenues from continuing operations, income from continuing operations before Federal income tax, or in net income of the Company.

                 6. For purposes of this letter, we have read the following as set forth in the Registration Statement on the indicated page.

       Item No.              Page No.                               Description
       --------              --------                               -----------
          a.                                 "Ratio of Earnings to Fixed Charges (Unaudited)."  The
                                             amounts in the table.

                 7. Our audits of the consolidated financial statements for the periods referred to in the introductory paragraph of this letter comprised audit tests and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. For none of the periods referred to therein, or any other period did we perform audit tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions such as enumerated above and, accordingly, we do not express an opinion thereon.

                 8. However, for purposes of this letter, we have performed the following procedures enumerated below which was applied as indicated with respect to the information identified in 6. above.

            Item in 6. above                               Procedures and Findings
            ----------------                               -----------------------
                   a.                  Ratio of Earnings to Fixed Charges (Unaudited)
                                       ----------------------------------------------

                                       We compared the amounts in the table to a schedule prepared by the Company and found them to be in agreement.

                 9. It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedure enumerated in the preceding paragraph; also, such procedure would not necessarily reveal any material misstatement of the information identified in 6. above. Further, we have addressed ourselves solely to the foregoing data as set forth in the Registration Statement or the Prospectus included therein, and make no representations as to the adequacy of disclosure or as to whether any material facts have been omitted.

                 10. This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the offefing of the securities covered by the Registration Statement, and it is not to be used, circulated, quoted, or otherwise referred to within or without the underwriting group for any other purpose, including, but not limited to, the registration, purchase or sale of securities, nor is it to be filed with or referred to in whole or in part in the Registration Statement or any other document, except that reference may be made to it in the underwriting agreement or any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.

                                                   Very truly yours,